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                          THE GOLDMAN SACHS GROUP, INC.
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


TO:      All Managing Directors

FROM:    Jim McHugh

DATE:    March 3, 2000

RE:      Preliminary Vote under the Shareholders' Agreement

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         As noted in my e-mail to you on February  14th,  the  preliminary  vote under the Shareholders' Agreement will be concluded on Thursday, March 9, 2000. The firm encourages all eligible Managing Directors to participate in the preliminary vote.

         Shares held in your custodial account at Chase or through the Goldman Sachs Defined Contribution Plan are eligible to participate in the preliminary vote; TO BE COUNTED, VOTES MUST BE RECEIVED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON MARCH 9, 2000. All shares covered by the Shareholders' Agreement will be cast at the 2000 Meeting of Shareholders in accordance with the outcome of the preliminary vote. Instructions for voting by telephone, internet or mail are included in the proxy material previously sent to you.

         Restricted stock units and options are not voting shares, and accordingly are not voted in the preliminary vote or at the annual meeting. Shares purchased in the secondary market or held in your private foundation are not subject to the Shareholders' Agreement; you were separately sent proxy material enabling you to vote those shares at the annual meeting.

         If you have any questions, please call me at 902-5738.